Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Salomon Brothers High Yield Bond Portfolio

Supplement dated December 8, 2006 to

Statement of Additional Information dated May 1, 2006

The first paragraph under the heading "Western Asset Management Company" on page 59 is replaced with the following:

Western Asset Management Company, a subsidiary of Legg Mason, Inc., serves as the sub-adviser to the Maxim High Yield Bond Portfolio (the "High Yield Bond Portfolio") pursuant to a Sub-Advisory Agreement, dated December 8, 2006, which is the same in all substantive respects to the previous Sub-Advisory Agreement, dated December 1, 2005, with Salomon Brothers Asset Management, Inc. Effective December 1, 2005, Legg Mason assumed control of substantially all of the asset management business of Citigroup, Inc., the former parent company of Salomon Brothers Asset Management Inc. The current Sub-Advisory Agreement reflects a corporate reorganization of Legg Mason's investment management business, and did not result in a change of actual control or management of the Portfolio's sub-adviser.

The last footnote following the table of Sub-Advisory Fees on page 66 is replaced with the following:

# Janus Capital Management LLC served as sub-adviser to the Maxim Salomon Brothers High Yield Bond Portfolio prior to August 2, 2004. Beginning August 2, 2004, Salomon Brothers Asset Management, Inc. began serving as sub-adviser to the Maxim Salomon Brothers High Yield Bond Portfolio. Western Asset Management Company now serves as sub-advisor to the High Yield Bond Portfolio pursuant to a subsequent agreement entered into as of December 8, 2006.

All other references in the Statement of Additional Information to the Maxim Salomon Brothers High Yield Bond Portfolio are replaced with Maxim High Yield Bond Portfolio.

This Supplement must be accompanied by or read in conjunction with the current Statement of Additional Information dated May 1, 2006. This Supplement should be retained for future reference.